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Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of December 3, 2021 (this “Second Amendment”), by and among AI PAVE Dutchco III B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Holdings”), Intermediate Dutch Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Intermediate Dutch Holdings”), Indy US Holdco, LLC, a Delaware limited liability company (“US Top Borrower”), Nielsen Consumer Inc., a Delaware corporation (the “US Borrower” and the “Borrower Representative”), Indy Dutch Bidco B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Dutch Borrower”), the Loan Guarantors party hereto, JPMorgan Chase Bank, N.A. (the “2021 Incremental Revolving Lender”), the Revolving Lenders and Bank of America, N.A. (“Bank of America”), as administrative agent and collateral agent (in such capacities, the “Administrative Agent”). Capitalized terms not otherwise defined in this Second Amendment have the same meanings as specified in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, Holdings, Intermediate Dutch Holdings, the US Top Borrower, the US Borrower, the Dutch Borrower, the Revolving Borrowers from time to time party thereto, the lenders and issuing banks from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of March 5, 2021 (together with all exhibits and schedules attached thereto, as amended by that certain First Amendment to Credit Agreement dated as of November 30, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof, the “Existing Credit Agreement”);

WHEREAS, Holdings, Intermediate Dutch Holdings, the Borrowers, the 2021 Incremental Revolving Lender, the Revolving Lenders and the Administrative Agent, as applicable, have agreed to amend the Existing Credit Agreement as hereinafter set forth (the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”);

WHEREAS, the Borrower Representative has requested that the definition of “Applicable Rate” with respect to the Initial Revolving Loans be amended as set forth herein and in the Amended Credit Agreement;

WHEREAS, pursuant to Section 2.22 of the Amended Credit Agreement, the Borrower Representative has requested that Initial Revolving Credit Commitments be increased by $38,266,666.67 (the “2021 Revolver Increase”) and the 2021 Incremental Revolver Lender has agreed to provide Incremental Revolving Commitments in respect of the entire amount of such 2021 Revolver Increase (the “2021 Incremental Revolving Commitment” and the loans thereunder, the “2021 Incremental Revolving Loans”);

WHEREAS, by delivering its signature page hereto, the 2021 Incremental Revolving Lender consents to this Second Amendment and agrees to increase the Initial Revolving Credit Commitments by the 2021 Revolver Increase; and

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. 2021 Incremental Revolving Commitment.

(a) Subject to the terms and conditions set forth herein, at the Second Amendment Effective Date, the 2021 Incremental Revolving Lender commits to provide the entire amount of the 2021 Incremental Revolving Commitment as set forth opposite the 2021 Incremental Revolving Lender’s name on Schedule 1 hereto.

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(b) After giving effect to the Second Amendment Effective Date, the Initial Revolving Commitments on Schedule 1.01(a) to the Existing Credit Agreement shall be amended and restated as set forth on Schedule 1 hereto under the heading “Amended Schedule 1.01(a)” on the same terms and conditions as the Initial Revolving Commitments.

(c) Upon the effectiveness of this Amendment on the Second Amendment Effective Date, the 2021 Incremental Revolving Commitment shall constitute “Initial Revolving Credit Commitments” under the Existing Credit Agreement, and each 2021 Incremental Revolving Loan will constitute “Initial Revolving Loans” under the Existing Credit Agreement.

(d) If any Revolving Loans or Swingline Loans are outstanding or any Letters of Credit are issued on the Second Amendment Effective Date, the 2021 Incremental Revolving Lender agrees to purchase its pro rata share of any outstanding Revolving Loans and purchase participations in any outstanding Swingline Loans and issued Letters of Credit, in each case in an amount equal to the 2021 Incremental Revolving Lender’s Applicable Percentage of such outstanding Revolving Loans, outstanding Swingline Loans or issued Letters of Credit, in each case, in accordance with Section 2.22(f)(i) of the Credit Agreement.

(e) For the avoidance of doubt, following the effectiveness of this Second Amendment, the 2021 Incremental Revolving Commitment shall constitute Initial Revolving Loans and shall constitute a single Class of Revolving Loans with the Initial Revolving Loans in effect immediately prior to this Second Amendment for all purposes of the Amended Credit Agreement and the other Loan Documents.

(f) For the avoidance of doubt, the 2021 Incremental Revolving Lender shall have a commitment to issue Letters of Credit under the Credit Agreement in an aggregate amount at least equal to the product of (a) its pro rata share of the Total Revolving Credit Commitment and (b) the Letter of Credit Sublimit.

SECTION 2. Revolver Repricing.

(a) Subject to the satisfaction of all conditions precedent set forth in Section 3 below, clause (d) of the definition of “Applicable Rate” is hereby amended to (1) add “(i) at any time prior to the First Amendment Effective Date,” at the beginning thereof and (2) add the following at the end thereof:

; and (ii) at any time on and after the First Amendment Effective Date, the rate per annum applicable to the relevant Class of Loans in the table set forth below under the caption “ABR Spread for Initial Revolving Loans” or “LIBO Rate Spread for Initial Revolving Loans”, as the case may be, based upon the First Lien Net Leverage Ratio:

First Lien Net Leverage Ratio	ABR and Canadian Prime Rate Spread for Initial Revolving Loans (including Swingline Loans)	LIBO Rate Spread for Initial Revolving Loans (including Swingline Loans)
Category 1 Greater than 1.75 to 1.00	2.75%	3.75%
Category 2 Less than or equal to 1.75 to 1.00 and greater than 1.25 to 1.00	2.50%	3.50%
Category 3 Less than or equal to 1.25 to 1.00	2.25%	3.25%

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(b) It is understood and agreed that the amendments set forth in this Section 2 shall take effect immediately prior to the amendments necessary to establish the 2021 Revolver Increase and the changes related thereto.

SECTION 3. Conditions.

(a) Conditions to Effectiveness of this Second Amendment. The effectiveness of this Second Amendment is subject to the satisfaction (or waiver) of the following conditions (the time at which such conditions are satisfied or waived, the “Second Amendment Effective Date”):

(i) this Second Amendment shall have been duly executed by each Loan Party, the Administrative Agent, the Revolving Lenders and the 2021 Incremental Revolving Lender (which may include a copy transmitted by facsimile or other electronic method);

(ii) the Administrative Agent (or its counsel) shall have received, on behalf of the 2021 Incremental Revolving Lender on the Second Amendment Effective Date, a customary written opinion of Weil, Gotshal & Manges LLP, in its capacity as special counsel for the Loan Parties, dated as of the Second Amendment Effective Date and addressed to the Administrative Agent, the Revolving Lenders and the 2021 Incremental Revolving Lender;

(iii) the Administrative Agent shall have received a certificate of a Responsible Officer of each Borrower (or the Borrower Representative on its respective behalf), dated as of the Second Amendment Effective Date, which shall (i) certify that (A) attached thereto is a true and complete copy of the resolutions, written consent or extract of minutes of a meeting, as applicable, of the board of directors or similar governing body of such Borrower authorizing the execution, delivery and performance of this Second Amendment, and (B) such resolutions or written consent have not been modified, rescinded or amended and are in full force and effect and (ii) certify that either (A)(1) attached thereto is a true and complete copy of (x) the certificate of incorporation (or equivalent governing document) of such Borrower and (y) the by-laws (or similar governing document) of such Borrower and (2) such documents have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendment thereto as of such date) or (B) the certificate of incorporation (or similar governing document) and bylaws (or similar governing document) of such Borrower have not been amended, repealed, modified or restated since the delivery of the certificate described in Section 4.01(d) of the Existing Credit Agreement;

(iv) The representations and warranties of Holdings, Intermediate Dutch Holdings, each Borrower and its applicable Restricted Subsidiaries in Section 4 shall be true and correct in all material respects on and as of the Second Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods;

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(v) No Default or Event of Default exists, or would result from the effectiveness of the 2021 Revolver Increase;

(vi) The Administrative Agent shall have received all fees and expenses required to be paid by the Borrower Representative pursuant to the Engagement Letter for which invoices have been presented at least three Business Days prior to the Second Amendment Effective Date (or such later date to which the Borrower Representative may agree), in each case on or before the Second Amendment Effective Date, which amounts may be offset against the proceeds of any Revolving Loans drawn on the Second Amendment Effective Date, if applicable;

(vii) The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower Representative certifying as to the satisfaction of the conditions set forth in clauses (iv) and (v) of this Section 3(a); and

(viii) The 2021 Incremental Revolving Lender shall have received at least three Business Days prior to the Second Amendment Effective Date, (i) all documentation and other information reasonably requested with respect to any Loan Party in writing by the 2021 Incremental Revolving Lender, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and (ii) to the extent any Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a customary certification regarding beneficial ownership in relation to such Borrower, in each case, to the extent that such documentation, information or “beneficial ownership certification” has been reasonably requested by the 2021 Incremental Revolving Lender in writing at least 10 Business Days in advance of the Second Amendment Effective Date.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Second Amendment, each Borrower hereby make the representations and warranties in Article 3 of the Credit Agreement and any other Loan Document to the Administrative Agent and the Lenders party hereto, in each case on and as of the Second Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods.

SECTION 5. Effects on Loan Documents.

(a) Except as specifically amended herein or contemplated hereby, each Loan Document continues to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Second Amendment does not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.

(c) (i) Each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor acknowledges and agrees that on and after the Second Amendment Effective Date, this Second Amendment constitutes a Loan Document for all purposes under the Amended Credit Agreement and (ii) each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges and confirms all of its obligations and liabilities under the Existing Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Second Amendment, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Existing Credit Agreement and the other Loan Documents, in each case after giving effect to this Second Amendment.

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(d) On and after the Second Amendment Effective Date, (i) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “the Existing Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement, (ii) this Second Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument and (iii) the amendments contemplated by this Second Amendment shall, collectively, constitute an “Incremental Facility Amendment” under and as defined in the Existing Credit Agreement.

(e) Nothing herein shall be deemed to entitle Holdings, Intermediate Dutch Holdings, any Borrower nor any Subsidiary Guarantor to a further consent to, or a further waiver, amendment, modification or other change of, any term, condition, obligation, covenant or agreement contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(f) The 2021 Incremental Revolving Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof.

SECTION 6. Amendments; Execution in Counterparts; Severability.

(a) This Second Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 2.22 of the Amended Credit Agreement; and

(b) To the extent any provision of this Second Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Second Amendment in any jurisdiction.

SECTION 7. Administrative Agent. The Borrower Representative acknowledges and agrees that Bank of America, in its capacity as administrative agent under the Existing Credit Agreement, will serve as Administrative Agent under the Amended Credit Agreement.

SECTION 8. Governing Law; Waiver of Jury Trial; Jurisdiction. THIS SECOND AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SECOND AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 9. Headings. Section headings in this Second Amendment are included herein for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment.

SECTION 10. Counterparts. This Second Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and each such counterpart, taken together, shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person. It is understood and agreed that the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Loan Document shall be deemed to include any Electronic Signature, delivery or the keeping of any record in

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electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11. Guarantor Consent and Reaffirmation. Each Loan Guarantor hereby (i) consents to the amendment of the Existing Credit Agreement effected hereby, (ii) acknowledges and agrees that all of its obligations under the Existing Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party (in each case, to the extent applicable, as amended hereby, are reaffirmed and remain in full force and effect, (iii) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guarantee made by it pursuant to the Loan Guaranty, (iv) acknowledges and agrees that the grant of a security interest by it as set forth in the applicable Security Agreement and/or any other applicable Collateral Document remains in full force and effect and continues to secure the obligations of the Loan Parties under the Amended Credit Agreement, (v) agrees that the Obligations include, among other things and without limitation, the payment of any principal or interest on any Revolving Loans incurred pursuant to the 2021 Incremental Revolving Commitment and (vi) nothing contained in this Second Amendment shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents, which remain in full force and effect, except as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HOLDINGS:

AI PAVE DUTCHCO III B.V.

By:	/s/ Justin Nuccio
Name:	Justin Nuccio
Title:	Director

INTERMEDIATE DUTCH HOLDINGS:

INTERMEDIATE DUTCH HOLDINGS B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur—Under powers of attorney from Intermediate Dutch Holdings B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

US TOP BORROWER:

INDY US HOLDCO, LLC

By:	/s/ Eric Rubenstein
Name:	Eric Rubenstein
Title:	President, Secretary and Chief Legal Officer

US BORROWER & BORROWER REPRESENTATIVE:

NIELSEN CONSUMER, INC.

By:	/s/ Eric Rubenstein
Name:	Eric Rubenstein
Title:	President

[Signature Page to Second Amendment to Credit Agreement]

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DUTCH BORROWER:

INDY DUTCH BIDCO B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur—Under powers of attorney from Indy Dutch Bidco B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

A REVOLVING BORROWER:

NIELSEN CONSUMER LLC

By:	/s/ Eric Rubenstein
Name:	Eric Rubenstein
Title:	President

[Signature Page to Second Amendment to Credit Agreement]

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SUBSIDIARY GUARANTORS:

NIELSEN PRECIMA, LLC

By:	/s/ Eric Rubenstein
Name:	Eric Rubenstein
Title:	President

THE NIELSEN COMPANY (EUROPE) SÀRL

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from The Nielsen Company (Europe) SÀRL and Nielsen Consumer LLC
Title:	Authorized Signatory

TNC EUROPE B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from TNC Europe B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

NIELSENIQ SUB HOLDINGS I B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from NielsenIQ Sub Holdings I B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

NIELSENIQ SUB HOLDINGS II B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from NielsenIQ Sub Holdings II B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

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ACNIELSEN (NEDERLAND) B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from AC Nielsen (Nederland) B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

NIELSEN PRECIMA B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from Nielsen Precima B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Taelitha Bonds-Harris
Name: Taelitha Bonds-Harris
Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Revolving Lender

By:	/s/ Gregory Roetting
Name: Gregory Roetting
Title: Vice President

[Signature Page to Second Amendment to Credit Agreement]

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UBS AG, STAMFORD BRANCH, as a Revolving Lender

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Director

By:	/s/ Dionne Robinson
Name:	Dionne Robinson
Title:	Associate Director

[Signature Page to Second Amendment to Credit Agreement]

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JPMORGAN CHASE BANK, N.A., as a 2021 Incremental Revolving Lender and as a Revolving Lender

By:	/s/ Suzanne Ergastolo
Name: Suzanne Ergastolo
Title: Executive Director

[Signature Page to Second Amendment to Credit Agreement]

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BARCLAYS BANK PLC, as a Revolving Lender

By:	/s/ Sean Duggan
Name:	Sean Duggan
Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Vice President

By:	/s/ Suzan Onal
Name:	Suzan Onal
Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

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HSBC BANK USA, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ David Barth
Name:	David Barth
Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]

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ROYAL BANK OF CANADA, as a Revolving Lender

By:	/s/ Alfonse Simone
Name:	Alfonse Simone
Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

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MUFG UNION BANK, N.A., as a Revolving Lender

By:	/s/ Samantha Schumacher
Name:	Samantha Schumacher
Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

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WELLS FARGO BANK, N.A., as a Revolving Lender

By:	/s/ James Nealon
Name:	James Nealon
Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

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FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Valerie Schanzer
Name:	Valerie Schanzer
Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]

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BANK OF MONTREAL, as a Revolving Lender

By:	/s/ Aaron Wenger
Name:	Aaron Wenger
Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

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BNP PARIBAS, as a Revolving Lender

By:	/s/ Richard Cushing
Name:	Richard Cushing
Title:	Managing Director

By:	/s/ David Berger
Name:	David Berger
Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Charlie Trisiripisal
Name:	Charlie Trisiripisal
Title:	Duly Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

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MIZUHO BANK, LTD., as a Revolving Lender

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Executive Director

[Signature Page to Second Amendment to Credit Agreement]

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SUMITOMO MITSUI BANKING CORPORATION, as a Revolving Lender

By:	/s/ Paul Dellova
Name:	Paul Dellova
Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Revolving Lender

By:	/s/ Maria Macchiaroli
Name:	Maria Macchiaroli
Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]